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                                                                   EXHIBIT 10.14

                       FIRST AMENDMENT TO SUPPLY AGREEMENT

         THIS FIRST AMENDMENT TO THE SUPPLY AGREEMENT (the "AMENDMENT") is entered into as of December 10, 2003 (the "AMENDMENT EFFECTIVE DATE"), between PENINSULA PHARMACEUTICALS, INC., a Delaware corporation with a principal place of business at 1701 Harbor Bay Parkway, Alameda, CA 94502 USA ("PENINSULA"), and SHIONOGI & CO., LTD., a Japanese corporation with a principal place of business at 1-8 Doshomachi 3-chome, Chuo-ku, Osaka 541-0045, Japan ("SHIONOGI"). Shionogi and Peninsula may be referred to individually as a "PARTY", and collectively as the "PARTIES".

                                    RECITALS

         WHEREAS, Peninsula and Shionogi have entered into a License Agreement dated July 11, 2002, as amended by Memorandums concerning the License Agreement effective September 30, 2002 and March 17, 2003, respectively, and the First Amendment to License Agreement dated July 16, 2003, (collectively, the "LICENSE AGREEMENT"), pursuant to which Shionogi has granted to Peninsula exclusive rights to develop and commercialize Licensed Products in the Territory;

         WHEREAS, under the Second Amendment to License Agreement of even date herewith (the "SECOND AMENDMENT"), the Parties amended the License Agreement to expand the territory in which Peninsula has rights to develop and commercialize Licensed Products; and

         WHEREAS, the Parties desire to amend the Supply Agreement entered into by the Parties on July 16, 2003 (the "SUPPLY AGREEMENT") to conform the definition of the territory in the Supply Agreement to the expanded definition of territory contained in the Second Amendment.

         NOW, THEREFORE, Peninsula and Shionogi hereby agree that the Supply Agreement shall be amended, effective as of the Amendment Effective Date, as provided below:

         1. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

         2. Section 1.29 of the Supply Agreement shall be deleted in its entirety and replaced with the following new Section 1.29:

                  "TERRITORY" shall mean the United States of America, Puerto Rico, Canada, Mexico, and all countries, territories, jurisdictions and possessions located in Europe and South America as set forth in Exhibit C.

         3. The Supply Agreement shall be amended to include Exhibit C, which is attached to this Amendment.

         4. Except as amended hereby, the Supply Agreement shall remain in full force and effect.

                                       1.
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         5.       This Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute together the same document.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed effective as of the Amendment Effective Date:

SHIONOGI & CO., LTD.                         PENINSULA PHARMACEUTICALS, INC.

By: /s/ Masaharu Mori                        By: /s/ Paul F. Truex
    -----------------------------------          -------------------------------

Name:  Masaharu Mori                         Name:  Paul F. Truex

Title: General Manager                       Title: President & Chief Executive
                                                    Officer

       International Business Division

                                       2.
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                                    EXHIBIT C

                                     EUROPE

          Albania                                        Liechtenstein
          Andorra                                        Luxembourg
          Armenia                                        Lithuania
          Austria                                        Macedonia
          Azerbaijan                                     Malta
          Belarus                                        Moldova
          Belgium                                        Monaco
          Bosnia/Herzegovina                             Netherlands
          Bulgaria                                       Norway
          Croatia                                        Poland
          Cyprus                                         Portugal
          Czech Republic                                 Romania
          Denmark                                        Russian Federation
          Estonia                                        San Marino
          Finland                                        Serbia/Montenegro
          France                                         Slovakia
          Georgia                                        Slovenia
          Germany                                        Spain
          Greece                                         Sweden
          Hungary                                        Switzerland
          Iceland                                        Turkey
          Ireland                                        U.K.
          Italy                                          Ukraine
          Latvia                                         Vatican City

                                  SOUTH AMERICA

          Argentina                                      Galapagos Islands
          Bolivia                                        Guyana
          Brazil                                         Paraguay
          Chile                                          Peru
          Colombia                                       Suriname
          Ecuador                                        Uruguay
          Falkland Islands                               Venezuela
          French Guiana

                                       3.